UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware		19709
(Address of principal executive offices)		(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Tuesday, December 30, 2025, Zymeworks Inc. (the “Company”), held its 2025 annual meeting of stockholders (the “Annual Meeting”) at 9:00 a.m. Pacific Time, virtually via live audio webcast. As of the close of business on November 3, 2025, the record date for the Annual Meeting, there were 74,835,565 shares of common stock entitled to vote at the meeting and 553,184 exchangeable shares of Zymeworks ExchangeCo Ltd., a company existing under the laws of the Province of British Columbia and an indirect subsidiary of the Company (“ExchangeCo”), entitled to exercise voting rights at the meeting. 63,222,722 shares of common stock and 400 exchangeable shares were present in person or by proxy at the Annual Meeting, representing approximately 84.48% of the Company’s common stock and 0.07% of ExchangeCo’s exchangeable shares entitled to vote at the Annual Meeting, and together representing 83.86% of the voting power of the capital stock of the Company, which constituted a quorum for the transaction of business.

Set forth below are the matters acted upon by the Company’s stockholders and holders of exchangeable shares (collectively, the “securityholders”) at the Annual Meeting, and the final voting results on each matter. Each of the proposals are described in further detail in the Company’s definitive proxy statement dated November 10, 2025, filed with the Securities and Exchange Commission on November 10, 2025.

Proposal 1 – Election of Directors

1.	The following nominees were elected as directors to serve until their term expires or until their successors are duly elected or appointed.

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld	Broker Non-Votes
Carlos Campoy	53,922,255	94.35%	3,231,897	5.65%	6,068,970
Alessandra Cesano	45,985,104	80.46%	11,169,048	19.54%	6,068,970
Robert E. Landry	55,404,212	96.94%	1,749,940	3.06%	6,068,970

Proposal 2 – Advisory Vote on the Compensation of Named Executive Officers

2.	The securityholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers. There were 6,068,970 broker non-votes for this proposal.

Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstaining	% Votes Abstaining
53,710,820	93.98%	3,391,788	5.93%	51,544	0.09%

Proposal 3 – Ratification of Appointment of Auditor

3.

The securityholders ratified the appointment of KPMG LLP, chartered professional accountants, as the Company’s auditors for the year ending December 31, 2025. There were 0 broker non-votes for this proposal.

Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstaining	% Votes Abstaining
62,934,142	99.54%	263,022	0.42%	25,958	0.04%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: December 30, 2025	By:	/s/ Kenneth Galbraith
	Name: Title:	Kenneth Galbraith Chair of the Board of Directors, President and Chief Executive Officer

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